UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2011

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ROBERTSON GLOBAL HEALTH SOLUTIONS CORPORATION
(Name of registrant in its charter)

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Nevada	0-6428	88-0105586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4215 Fashion Square Blvd. Suite 3 Saginaw, Michigan 48603
(Address of principal executive offices)

Registrant's telephone number:  (989) 799-8720

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

ASI Capital Corporation (“ASIC”), a wholly owned subsidiary of Robertson Global Health Solutions Corporation (the “Registrant”) entered into a Sublease with Digital IP Voice, Inc. (“Digital IP”) on August 1, 2011 (the “Sublease”).

The Sublease provides that Digital IP will occupy office space located at 9121 W. Russell Road, Suite 110, Las Vegas, Nevada (the “Premises”) on a month to month basis for a maximum of 8 months commencing August 1, 2011 and ending March 31, 2012.  Digital IP will pay ASIC monthly rent in the amount of $2,000, with first and last month rent due upon execution of the Sublease.

Item 9.01 Financial Statements and Exhibits

(d)           The following exhibits are included with this Current Report on Form 8-K.

Exhibit 10.1	Standard Sublease executed August 1, 2011, and dated for reference purposes only July 28, 2011

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robertson Global Health Solutions Corporation
Dated: August 4, 2011	By:	/s/ Melissa A. Seeger
	Name:	Melissa A. Seeger
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)